UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Long/Short Credit Fund
Class I (Ticker: PCHIX)
Class A (Ticker: PCHAX)

ANNUAL REPORT
October 31, 2016

Palmer Square Long/Short Credit Fund
A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	10
Schedule of Investments	12
Statement of Assets and Liabilities	23
Statement of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	27
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	44
Supplemental Information	45
Expense Example	49

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Long/Short Credit Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Long/Short Credit Fund (PCHIX/PCHAX)

October 2016

The Palmer Square Long/Short Credit Fund (“PCHIX/PCHAX” or the “Fund”) is a credit focused fund which seeks to achieve strong risk adjusted absolute returns over a market cycle. The Fund benefits from a flexible mandate aiming to maximize return by investing long or short both across credit asset classes and among individual corporate credit issuers. The Fund has exhibited low correlation to equity and fixed income benchmarks and thus serves as either a substitute for traditional fixed income exposure or as a core credit alternative. Through the Fund’s ability to short or bet against corporate credit securities as well as the ability to utilize treasuries and interest rate derivatives, the Fund seeks to eliminate the majority of interest rate risk. Additionally, through the shorting of corporate credit securities, the Fund seeks to mitigate beta or market risk over the course of a credit cycle.

As it pertains to this current market environment, we are very positive on the Fund and its long/short credit mandate as we are in the later stages of the credit cycle, volatility is expected to remain high, and interest rates globally are incredibly low or negative (with the possibility to move higher). All three of these ingredients have historically proved to be supportive of long/short credit.

Market Review

The first quarter of 2016 was a roller coaster for the credit markets. While high yield (“HY”) ended up around 2.4% for the quarter (measured by the High Yield Bond ETF (HYG)), it was actually down 5.7% for the year by mid- February. Other risk assets experienced similar trends but equities underperformed credit in the first quarter with the S&P 500 returning 1.32% for the quarter after bottoming in mid-February at a decline for the year of 10.3%. There are many reasons for the selloff and subsequent rally. In mid-February, concerns over a recession in the U.S. were high and macro datapoints indicated slowing growth trends in the U.S. and globally. Additionally, the first quarter saw concerns over the health of the European banking system.

During the second quarter, high yield ended up 5.1%, outperforming equities which returned 2.45%. Interest rates declined dramatically in the quarter with the U.S. 10-yr yield declining 30bps from 1.77% to 1.47% due to Brexit and the pressure from negative yields in a growing portion of the global fixed income market. Spot WTI (West Texas Intermediate)Oil prices rallied 17% in the quarter which led to significant outperformance of the energy sector within HY. The CRB (Commodity Research Bureau) index was up nearly 13% in the quarter.

While volatility in the market dropped substantially from the Q1 levels, the market still managed to have additional bouts of volatility in Q2 (most notably, around concerns stemming from the Brexit event). Risk assets sold off in the week before the Brexit referendum as polls and betting odds showed it was likely to occur only to then completely retrace in the days leading up to the referendum as odds and the polls indicated the UK would remain. The following week was even more volatile with a surprise exit vote causing a substantial sell off in risk assets. Ultimately, the high yield market quickly recovered from Brexit as most investors believe the spillover is limited.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

High yield ended up 4.1% for the third quarter building on solid gains of 5.1% in Q2. On a year-to-date basis, HY has outperformed the equity market. Interest rates rose modestly in the third quarter with the U.S. 10 year climbing from 1.47% to 1.57%. Crude prices declined in the third quarter modestly from $50.13 for spot WTI to $47.05 at quarter end. Similarly, the CRB index fell about 3.5% in the quarter.

Many of the same trends from Q2 carried into Q3 for the credit markets. Returns were strong and lead by the segments of the credit market that sold off most in the volatile Q1, namely commodity related sectors, as well as the lower tiers of the ratings spectrum. Energy bonds and metals and mining returned 5.9% and 8.8% respectively in the third quarter while lower rated bonds (CCC-rated) returned 7.5% (all substantially exceeding the overall 4.1% return for HY).

Performance Analysis (1 year ending 10/31/2016)
For the fiscal year ending 10/31/2016, we are pleased to report that PCHIX returned 3.72% (net of fees). We believe we are well positioned on both the long and the short side of the portfolio to take advantage of compelling fundamental and catalyst driven investments in various industry and company specific situations. Currently, the portfolio yield-to-worst is 3.08% net (i.e., long yield-to-worst less short yield-to-worst). 30-day SEC Yield (net of fees) 1.52%; 30-day SEC Yield (gross of fees) 0.48%.

Fund Performance Net of Fees (inception 11/28/2014)
	October	3 Months	6 Months	YTD 2016	1 Year	Since Inception Annualized
PCHIX	0.60%	2.61%	5.05%	5.44%	3.72%	-2.04%
PCHAX	0.60%	2.59%	4.93%	5.22%	3.45%	-2.30%
Maximum Sales Load (A Share)	-5.18%	-3.33%	-1.13%	-0.82%	-2.50%	-5.26%
BofA ML 3-Mo U.S. T-Bill Index	0.02%	0.09%	0.17%	0.27%	0.31%	0.17%

Class A shares – Annual Expense Ratio: Gross 5.07%/Net 3.93%; Maximum Sales Load 5.75%, Class I shares – Annual Expense Ratio: Gross 4.82%/Net 3.68%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.75% and 1.50% of the average daily net assets of the Fund’s Class A shares and Class I shares, respectively. This agreement is effective until February 28, 2017, and it may be terminated before that date only by Trust’s Board of Trustees. The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. Returns over one year are annualized. To obtain additional information and/or performance information current to the most recent month-end please call 866-933-9033.

The Fund’s allocations on a gross exposure basis has increased over the last year and allocations on a net exposure basis have dropped during the same time period. The increase in the Fund’s gross exposure came principally from investments in capital structure as well as the fundamental short strategy. We discuss this below.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Gross Portfolio Allocation by Underlying Strategy	12/31/2015	3/31/2016	6/30/2016	9/30/2016	10/31/2016
Fundamental Long	34%	25%	32%	28%	23%
Structured Credit	18%	24%	28%	28%	24%
Event Driven	15%	18%	19%	15%	11%
Capital Structure	6%	3%	12%	38%	34%
Callable Short	6%	7%	3%	6%	9%
Macro	8%	14%	12%	8%	11%
Fundamental Short	21%	13%	27%	36%	33%
TOTAL	108%	104%	134%	158%	145%

Exposures do not include cash and/or treasury related securities. Portfolio composition will change due to ongoing management of the Fund. Such data is an estimate and provided for illustration purposes only.

Portfolio Characteristics	12/31/2015	3/31/2016	6/30/2016	9/30/2016	10/31/2016
Effective Duration	0.48 years	0.57 years	0.45 years	0.31 years	0.20 years
Beta vs. S&P 500	0.01	0.06	0.06	0.13	0.12
Number of Long Positions	51	48	58	55	54
Number of Short Positions	38	40	31	33	37
Total Gross Exposure*	108%	104%	134%	158%	145%
Total Net Exposure*	37%	32%	40%	27%	11%
Standard Deviation	3.65%	4.69%	4.87%	4.88%	4.80%

*	Exposures do not include cash and/or treasury related securities.

Performance Attribution

By underlying strategy, the allocation to structured credit and fundamental long had the highest contribution to returns for the fiscal year ending 10/31/2016. Both strategies have a long bias and benefitted from not only the overall market rally, but also solid security selection by the team. Secondarily, the Fund benefited from the event driven sleeve in which we had several positions where the expected catalysts we had identified as part of our initial trade thesis came to fruition driving values higher. Lastly, the capital structure strategy delivered positive results as well. The market rally, however, did result in our short-biased strategies (e.g., fundamental short, callable short and macro) delivering a negative contribution over the last year. Importantly, though, all of the Fund’s short strategies, in aggregate, declined significantly less than the fundamental long strategy contributed in positive attribution.

Gross Portfolio Attribution by Underlying Strategy	Q4 2015	Q1 2016	Q2 2016	Q3 2016	11/1/2015 to 10/31/2016
Structured Credit	-0.37%	-1.37%	2.06%	2.11%	3.57%
Fundamental Long	-3.17%	0.25%	2.08%	2.02%	2.48%
Event Driven	0.06%	0.53%	0.74%	0.87%	1.51%
Capital Structure	-0.11%	0.10%	-0.17%	0.18%	0.03%
Callable Short	0.06%	-0.04%	-0.23%	-0.24%	-0.42%
Fundamental Short	0.53%	0.23%	-0.65%	-1.12%	-0.76%
Macro	-0.37%	-0.57%	-0.39%	-0.06%	-0.94%
TOTAL	-3.38%	-0.87%	3.43%	3.76%	5.47%

Such data is an estimate and provided for illustration purposes only, and may not include cash, certain positions and/or hedges. Gross Portfolio Attribution is net of custodial and prime brokerage fees.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

The Fund’s allocation to the metals and mining industry delivered the highest returns to the Fund as several long coal related investments rallied substantially on an increase in underlying coal prices due to the effect of substantial supply coming off the market. We continue to be pleased with this performance given that our investment thesis had predicted this pricing and supply dynamics. The next highest contributor to returns was the information technology sector. Contributing negatively to performance were the telecom, financials and energy spaces, respectively.

During Q3, we added short positions in oil & gas E&P companies. Also, as discussed below, we continue to have a material short position in the automotive space. Finally, as we discussed in the last quarterly letter, we continue to be net short the steel space. On the long side, we increased our long exposure in the information technology sector however these are company-specific investments as opposed to being based on a broader industry theme similar to our auto and steel positioning. Additionally, we added to our industrials long position in the quarter as we believe we will see a near term upturn in cyclical industry datapoints. As for industry exposure reductions, we reduced our exposure to the telecom sector (primarily on the long side) as the valuations appreciated and many names in the sector continue to be in modest secular decline.

Credit Market Analysis and Outlook

Given the outperformance of credit versus equity recently, we have largely exited this theme that we’ve discussed frequently in the past. The chart below tracks the valuation relationship between equity and credit and shows that HY has actually now become expensive:

High Yield vs S&P 500 Valuations

600
500
400
300
200
100
Oct-13
Apr-14
Oct-14
Apr-15
Oct-15
Apr-16
SPX: Earnings Yield-10Y yield
HY Loss-Adjusted Spread

Source: Morgan Stanley, Bloomberg, Citigroup Index LLC

A second theme we’ve discussed in past letters is the cheapness of the lower tiers of credit. While this has also converged somewhat, it remains a theme we have in the portfolio (albeit at a reduced size). Below is a chart showing this historical relationship:

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Spread To Worst By Rating

Source: JPMorgan

During the year, we highlighted two major macro factors we believe are important to the high yield credit market: deteriorating credit fundamentals and which are somewhat offset by strong technicals. First, let’s discuss the strong technicals. Given the low and negative rate environment globally, investors continue to search for yield globally. While this technical remains largely intact and staggering considering the implications, it has weakened somewhat recently. While U.S. yields rose somewhat in the quarter, rates elsewhere moved even more significantly with the Japanese 10-year yield going from -0.22% to -0.08% (from 6/30/2016 to 9/30/2016) and the amount of negative yielding debt declining to $10.9 trillion (i.e., down about $1 trillion in the quarter driven by rates increasing).

Additionally, the amount of fallen angel credits (i.e., companies downgraded from investment grade rated to high yield rated) has caused a large net increase in supply for the high yield market:

Supply Surplus/Shortfall

150.0
100.0
50.0
0.0
-50.0
-100.0
($bn)
11.1
17.1
-5.5
21.0
43.2
48.2
12.5
-6.7
47.6
50.3
-53.4
-61.1
3.1
-47.9
-26.6
-58.1
112.1
59.8
-18.8
35.2
53.6
56.9
88.6
134.0
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
YTD

Note: Includes fallen angels

Source: JPMorgan

The second major macro factor is the weakening fundamentals in the high yield space. Leverage has continued to increase and has eclipsed the levels immediately preceding the 2008 financial crisis as shown by the chart below:

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Leverage Increased for the Fourth Consecutive Quarter

Source: J.P. Morgan; Capital IQ

As part of our disciplined risk management, our team has been focused not only on these two major trends, but also the continued appreciation of prices in the HY market place. In response, we have reduced risk bringing our net exposure down from just under 40% at Q2 end to just over 20% at the end of Q3. Going forward, we believe the Fund’s returns will be driven more by relative value trades as the environment for those has improved while the environment for directional long-biased risk has become less attractive given deteriorating fundamentals (which, as mentioned earlier, is offset by a continued strong technical backdrop).

As an example of where we believe there is opportunity, we have a material short position in the automotive industry. Our short thesis is expressed in a mix of OEM and auto partsrelated credits. After years of blockbuster sales, we’ve seen signs that the industry may be due for a correction. As evidence, the U.S. sales figure recently plateaued and started to decline as shown below:

Auto Industry

U.S. auto sales (3-month rolling volume growth year-over-year)

Source: Ward’s Automotive Group, Palmer Square

Gas prices have recently reversed and have risen substantially off the lows this year which we believe should reduce some of the tailwind that has driven sales (in particular for trucks and SUVs). Additionally, we believe a portion of the strength that has driven sales has been driven by increased subprime (i.e., weaker credit profile customers) auto originations. Please refer to the chart below:

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Quarterly Auto Credit

All US Auto Originations
Auto ABS Originations
All 660-or-Less Orig.
160
140
120
100
80
60
40
20
0
2012 Q1
2012 Q3
2013 Q1
2013 Q3
2014 Q1
2014 Q3
2015 Q1
2015 Q3
2016 Q1

Source: FRBNY Consumer Credit Panel/Equifax and SIFMA. Note
“All 660-or-Less Orig.” refers to FICO scores below 660 or Subprime.

We believe there are signs that these easing credit standards could begin to reverse. For example, the rate of delinquencies in the space recently exhibited a large uptick to levels not seen since the 2008 financial crisis:

Autos Prime vs Subprime: 60+ Day Delinquencies

2.0
1.6
1.2
0.8
0.4
0.0
Prime 60+ delinquency rate
6
5
4
3
2
1
0
Subprime 60+ delinquency rate
4.86%
0.41%
Jun-06
Jun-08
Jun-10
Jun-12
Jun-14
Jun-16
Prime
Subprime

Source: Fitch Ratings

Our belief is that the elevated valuations in the auto space do not reflect the weakening fundamental trends we see in the space. Large upward movements in the credit markets often drag all issuers upward despite some industries having weaker fundamentals. Similar to what we have found attractive within autos, we believe we will continue to construct many other thematic industry opportunities as well as company specific views going forward.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Why the Palmer Square Long/Short Credit Fund as an Option?

Traditional fixed income managers face headwinds as they seek to generate meaningful riskadjusted returns for their clients. Through the Fund, we believe we offer clients an alternative to traditional fixed income without the exposure to interest rates present in traditional fixed income. In fact, we believe that volatility created by a rate rise cycle could present meaningful opportunities for returns for the Fund. Additionally, most fixed income, and most equity investment opportunities typically have significant beta to the market. The Fund, with its balanced approach of alpha driven longs and shorts and low net exposure, seeks to provide clients the opportunity to have exposure that is not correlated with broader markets as well as not sensitive to interest rate levels. As shown by the chart below, high yield credit returns are typically binary in nature – with large returns and large losses. The Fund seeks to deliver solid risk adjusted returns through mitigating or profiting from the large negative returns while seeking to capture much of the returns in positive years.

The Binary Nature of Credit Returns

(%)
HY Excess Return
80
60
40
20
0
-20
-40
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Source: Morgan Stanley, the Yield Book

As depicted below, the Fund has an opportunistic approach and flexibility to pursue strong risk adjusted returns in all parts of the credit cycle. Please see our views as to the credit cycle below.

Credit Market Outlook			Portfolio Flexibility

☐	Fairly Valued Market		☐	Can Manage Return and Volatility of Long Exposures
	•	Average to below average spreads		•	Focus on relative value and catalyst driven investments
	•	Stable default rates			to manage volatility and downside risk
	•	Neutral credit conditions		•	Opportunistic longs/shorts

☐	Undervalued Market		☐	Ability to Extend Long
		Wide spreads		•	In favorable market conditions, may employ
	•	Declining default rates			moderate leverage to amplify return
	•	Improving credit conditions		•	Reduce short exposure

☐	Overvalued Market		☐	Ability to Hedge Market Risk
	•	Below average or widening spreads		•	In periods of heightened risk, can provide short
	•	Increasing default rates			exposure in attempt to benefit from credit weakness
	•	Deteriorating credit conditions		•	Seek defensive long positions and increase short exposure

Given the environment and opportunity, we are pleased with the Fund’s positioning and look forward to continuing to report to our investors. Thank you for your continued investment. Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure

This report is limited to the dissemination of general information pertaining to Palmer Square Capital Management’s services and general economic market conditions. The information contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

Past performance does not guarantee future results. Absolute return funds are not designed to outperform stocks and bonds in strong markets. Techniques used are intended to reduce risk and volatility, seeking to provide protection in a down market. Asset allocation decisions may not always be correct and may adversely affect Fund performance. No assurance can be given that the investment objectives of the Fund will be achieved and investment results may vary substantially on a quarterly, annual and/or other periodic basis. Individual investor returns may vary from those reported herein due to factors such as, but not limited to, different contribution dates and fee schedules.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified,” meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities). The Fund invests in derivatives. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to illiquidity risk, operational leverage risk and counterparty credit risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of leverage, such as entering into futures contracts and forward currency contracts and engaging in forward commitment transactions and short sales, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

The allocations shown are for illustration purposes only and are subject to change without notice. Palmer Square does not guarantee continued execution as it pertains to those allocations. Both strategy and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square, as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. It should be noted that data on strategy allocation and exposures are estimates and provided for illustrative purposes only. Please note that allocations may not sum to 100 percent.

The Fund may have a high portfolio turnover which could result in greater transaction costs, lower Fund performance and higher tax liability for shareholders. It may be more expensive to invest in an ETF or mutual fund rather than owning the portfolio securities of these investment vehicles directly and may involve duplication of advisory fees and certain other expenses. Diversification does not ensure increased returns or decreased risk.

The securities issued under the CLO transactions have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This overview shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

30-Day SEC Yield represents net investment income earned by the Fund over the 30-day period, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. Yield to Worst (YTW) - The lowest potential yield that can be received on a bond without the issuer actually defaulting.

The HFRI RV: Fixed Income Corporate Index includes strategies in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a corporate fixed income instrument. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The S&P 500 Index is a market‐value weighted index provided by Standard & Poor’s comprised of 500 stocks chosen for market size and industry group representation. Individuals cannot invest directly in any index. Beta describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be ‘the equity market’ and it has a beta of 1.0.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. These materials may contain forward looking statements. Such forward looking statements are inherently uncertain, because the matters they describe are subject to known (and unknown) risks, uncertainties and other unpredictable factors, many of which are beyond the control of Palmer Square Capital Management, LLC. No representations or warranties are made as to the accuracy of such forward-looking statements. The views expressed are those of the author at the time created. They do not necessarily reflect the views of other persons in the Palmer Square organization. These views are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio. Additionally, please note that certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information.

The Palmer Square Long/Short Credit Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, please contact Palmer Square or refer to the Investment Adviser Public Disclosure website (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

This material must be preceded or accompanied by a prospectus. An investor should consider the Fund’s objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. For more information please call 866-933-9033 or visit www.palmersquarefunds.com. Please read the prospectus carefully before investing.

The views in this letter were as of October 31, 2016 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square Long/Short Credit Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. The performance graph above is shown for the Fund’s Class I shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Return as of October 31, 2016	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge Class I1	3.72%	-2.04%	11/28/14
Class A2	3.45%	-2.30%	11/28/14
After deducting maximum sales charge Class A2	-2.50%	-5.26%	11/28/14
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%	0.17%	11/28/14

[1]	Class I shares do not have any initial or contingent deferred sales charge.
[2]
Maximum sales charge for Class A shares is 5.75%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and net expense ratios for Class I shares were 4.82% and 3.68%, respectively, and for Class A shares were 5.07% and 3.93%, respectively, which were the amounts stated in the current prospectus dated March 1, 2016. The Advisor’s contractual agreement to waive its fees and/or pay operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% and 1.75% of the average daily net assets of the Fund’s Class I shares and Class A shares, respectively. This agreement is effective until February 28, 2017, and may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Palmer Square Long/Short Credit Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Principal Amount		Value

	BANK LOANS – 8.6%
$225,000	AssuredPartners, Inc. 10.000%, 10/20/2023[1,2]	$225,928
168,750	Duff & Phelps Corp. 9.500%, 4/23/2021[1,2]	167,906
123,694	EIG Investors Corp. 6.480%, 11/9/2019[1,2]	120,679
125,000	EP Energy LLC 9.750%, 6/30/2021[1,2]	128,438
87,500	Fairmount Santrol, Inc. 4.500%, 3/15/2017[1]	85,896
49,236	Murray Energy Corp. 8.250%, 4/16/2020[1,2]	45,313
275,000	Neiman Marcus Group Ltd. LLC 4.250%, 10/25/2020[1,2]	253,701
98,977	Pacific Drilling S.A. 4.500%, 6/3/2018[1,2,3]	28,456
240,000	Renaissance Learning, Inc. 8.000%, 4/11/2022[1,2]	237,000
134,325	Veritas US, Inc. 6.625%, 1/27/2023[1]	125,447
75,000	Walter Investment Management Corp. 4.750%, 12/18/2020[1,2]	70,422

	TOTAL BANK LOANS (Cost $1,466,772)	1,489,186

	BONDS – 68.2%
	ASSET-BACKED SECURITIES – 38.2%
	BlueMountain CLO Ltd.
250,000	Series 2011-1A, Class E, 6.568%, 8/16/2022[1,2,4]	251,285
250,000	Series 2013-1A, Class D, 5.417%, 5/15/2025[1,2,4]	231,407
1,000,000	Chase Issuance Trust Series 2014-A8, Class A8, 0.785%, 11/15/2018[1,2]	1,000,008
1,000,000	Citibank Credit Card Issuance Trust Series 2014-A9, Class A9, 0.774%, 11/23/2018[1,2]	1,000,093
250,000	Dryden 37 Senior Loan Fund Series 2015-37A, Class F, 7.280%, 4/15/2027[1,2,4]	212,432
	Dryden XXII Senior Loan Fund
575,000	Series 2011-22A, Class SUB, 0.000%, 1/15/2022[2,4]	356,786
250,000	Series 2011-22A, Class D, 6.080%, 1/15/2022[1,2,4]	245,115
500,000	Gramercy Park CLO Ltd. Series 2012-1A, Class DR, 6.380%, 7/17/2023[1,2,4]	496,674
375,000	Marine Park CLO Ltd. Series 2012-1A, Class DR, 6.251%, 5/18/2023[1,2,4]	362,912
250,000	Mountain View CLO Ltd. Series 2014-1A, Class INC1, 0.000%, 10/15/2026[4]	67,187

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$483,425	Nissan Auto Receivables Owner Trust Series 2013-A, Class A4, 0.750%, 7/15/2019[2]	$482,986
940,008	Toyota Auto Receivables Owner Trust Series 2015-A, Class A3, 1.120%, 2/15/2019[2]	940,608
995,008	World Omni Auto Receivables Trust Series 2013-A, Class A4, 0.870%, 7/15/2019[2]	994,793

	TOTAL ASSET-BACKED SECURITIES (Cost $6,589,872)	6,642,286

	CORPORATE – 30.0%
	BASIC MATERIALS – 2.4%
250,000	AK Steel Corp. 7.500%, 7/15/2023[2]	270,000
175,000	TPC Group, Inc. 8.750%, 12/15/2020[2,4,7]	145,688
		415,688
	COMMUNICATIONS – 1.3%
45,000	Frontier Communications Corp. 11.000%, 9/15/2025[2]	46,111
115,000	Intelsat Jackson Holdings S.A. 5.500%, 8/1/2023[2,3]	76,762
100,000	Sprint Communications, Inc. 7.000%, 8/15/2020	104,000
		226,873
	CONSUMER, CYCLICAL – 4.7%
400,000	Diamond Resorts International, Inc. 7.750%, 9/1/2023[2,4]	396,000
110,000	Men's Wearhouse, Inc. 7.000%, 7/1/2022[2]	101,750
150,000	Scientific Games International, Inc. 10.000%, 12/1/2022[2,7]	138,750
170,000	TI Group Automotive Systems LLC 8.750%, 7/15/2023[2,4,7]	180,200
		816,700
	CONSUMER, NON-CYCLICAL – 4.9%
240,000	Acadia Healthcare Co., Inc. 6.500%, 3/1/2024[2,7]	246,900
150,000	Actavis Funding SCS 2.450%, 6/15/2019[3]	152,533
110,000	Air Medical Merger Sub Corp. 6.375%, 5/15/2023[2,4,7]	106,700
300,000	Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 5.750%, 8/1/2022[2,3,4,7]	283,500

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$60,000	Sterigenics-Nordion Topco LLC 8.125%, 11/1/2021[2,4]	$58,950
		848,583
	ENERGY – 4.1%
	Basic Energy Services, Inc.
40,000	7.750%, 2/15/2019[2,5]	18,900
35,000	7.750%, 10/15/2022[2,5]	15,575
125,000	Murray Energy Corp. 11.250%, 4/15/2021[2,4,7]	96,562
400,000	Parsley Energy LLC / Parsley Finance Corp. 6.250%, 6/1/2024[2,4]	422,000
150,000	Plains All American Pipeline LP / PAA Finance Corp. 2.600%, 12/15/2019[2,7]	151,895
		704,932
	FINANCIAL – 2.2%
165,000	Alliant Holdings Intermediate LLC 8.250%, 8/1/2023[2,4]	168,300
150,000	Morgan Stanley 4.875%, 11/1/2022	164,998
30,000	Ocwen Financial Corp. 6.625%, 5/15/2019[2]	28,650
35,000	Walter Investment Management Corp. 7.875%, 12/15/2021[2]	27,475
		389,423
	INDUSTRIAL – 2.3%
260,000	StandardAero Aviation Holdings, Inc. 10.000%, 7/15/2023[2,4,7]	276,900
120,000	XPO Logistics, Inc. 6.125%, 9/1/2023[2,4]	123,750
		400,650
	TECHNOLOGY – 8.1%
275,000	BMC Software Finance, Inc. 8.125%, 7/15/2021[2,4,7]	253,000
110,000	Cengage Learning, Inc. 9.500%, 6/15/2024[2,4]	102,850
90,000	Inception Merger Sub, Inc. / Rackspace Hosting, Inc. 8.625%, 11/15/2024[2,4]	90,337
400,000	Infor US, Inc. 6.500%, 5/15/2022[2]	416,000

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	TECHNOLOGY (Continued)
$365,000	Rackspace Hosting, Inc. 6.500%, 1/15/2024[2,4]	$419,294

125,000	Sophia LP / Sophia Finance, Inc. 9.000%, 9/30/2023[2,4,7]	131,875
		1,413,356
	TOTAL CORPORATE (Cost $5,031,859)	5,216,205

	TOTAL BONDS (Cost $11,621,731)	11,858,491

Number of Shares

	COMMON STOCKS – 0.2%
	FINANCIAL – 0.2%
1,360	Communications Sales & Leasing, Inc. - REIT	38,665

	TOTAL COMMON STOCKS (Cost $39,224)	38,665

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.6%
	PUT OPTIONS – 0.6%
	EQUITY – 0.6%
	CBL & Associates Properties, Inc.
200	Exercise Price: $10.00, Expiration Date: December 16, 2016	5,500
	Continental Resources, Inc.
12	Exercise Price: $46.00, Expiration Date: November 18, 2016	1,260
12	Exercise Price: $42.00, Expiration Date: December 16, 2016	1,200
25	Exercise Price: $40.00, Expiration Date: January 20, 2017	2,938
	Delphi Automotive PLC
55	Exercise Price: $60.00, Expiration Date: November 18, 2016	3,437
	Deutsche Bank AG
115	Exercise Price: $8.00, Expiration Date: January 18, 2019	14,087
	Endo International PLC
35	Exercise Price: $15.00, Expiration Date: January 20, 2017	2,800
35	Exercise Price: $17.50, Expiration Date: January 20, 2017	5,950
	Freeport-McMoRan, Inc.
220	Exercise Price: $2.00, Expiration Date: January 21, 2017	—
	General Motors Co.
120	Exercise Price: $30.00, Expiration Date: December 16, 2016	6,540
60	Exercise Price: $30.00, Expiration Date: January 20, 2017	5,610
	Masco Corp.
12	Exercise Price: $20.00, Expiration Date: January 20, 2017	—

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Contracts		Value

	PURCHASED OPTIONS CONTRACTS (Continued)
	PUT OPTIONS (Continued)
	EQUITY (Continued)
	Men's Wearhouse, Inc.
31	Exercise Price: $8.00, Expiration Date: January 20, 2017	$—
	Oasis Petroleum, Inc.
35	Exercise Price: $9.00, Expiration Date: November 18, 2016	735
25	Exercise Price: $9.00, Expiration Date: December 16, 2016	1,250
50	Exercise Price: $8.00, Expiration Date: January 20, 2017	2,250
	SM Energy Co.
12	Exercise Price: $30.00, Expiration Date: December 16, 2016	2,040
25	Exercise Price: $25.00, Expiration Date: January 20, 2017	2,750
	SPDR S&P Retail ETF
90	Exercise Price: $42.00, Expiration Date: December 16, 2016	9,720
	Transocean Ltd.
31	Exercise Price: $8.00, Expiration Date: January 20, 2017	1,147
	Trinseo S.A.
35	Exercise Price: $50.00, Expiration Date: November 18, 2016	4,725
	Valeant Pharmaceuticals International, Inc.
35	Exercise Price: $25.00, Expiration Date: December 16, 2016	29,400
	Whiting Petroleum Corp.
25	Exercise Price: $8.00, Expiration Date: December 16, 2016	1,825
50	Exercise Price: $7.00, Expiration Date: January 20, 2017	3,000
		108,164
	TOTAL PUT OPTIONS (Cost $136,717)	108,164

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $136,717)	108,164

Number of Shares

	SHORT-TERM INVESTMENTS – 4.3%
743,335	Fidelity Institutional Money Market Funds - Treasury Portfolio - Class I, 0.218%[6,7]	743,335

	TOTAL SHORT-TERM INVESTMENTS (Cost $743,335)	743,335

	TOTAL INVESTMENTS – 81.9% (Cost $14,007,779)	14,237,841

	Other Assets in Excess of Liabilities – 18.1%	$3,154,074

	TOTAL NET ASSETS – 100.0%	$17,391,915

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Principal Amount		Value

	SECURITIES SOLD SHORT – (27.2)%
	BONDS – (27.2)%
	CORPORATE – (27.2)%
	BASIC MATERIALS – (0.9)%
$(165,000)	AK Steel Corp. 7.625%, 10/1/2021[2]	$(166,650)

	COMMUNICATIONS – (3.0)%
(100,000)	Sprint Corp. 7.625%, 2/15/2025[2]	(96,469)
(400,000)	Viacom, Inc. 4.250%, 9/1/2023[2]	(425,626)
		(522,095)
	CONSUMER, CYCLICAL – (5.7)%
(100,000)	ClubCorp Club Operations, Inc. 8.250%, 12/15/2023[2,4]	(107,000)
(200,000)	Dana, Inc. 5.500%, 12/15/2024[2]	(208,000)
(200,000)	Diamond Resorts International, Inc. 10.750%, 9/1/2024[2,4]	(190,000)
(155,000)	Fiat Chrysler Automobiles N.V. 5.250%, 4/15/2023[3]	(158,681)
(275,000)	Neiman Marcus Group Ltd. LLC 8.000%, 10/15/2021[2,4]	(228,250)
(100,000)	Scientific Games Corp. 8.125%, 9/15/2018[2]	(100,875)
		(992,806)
	CONSUMER, NON-CYCLICAL – (4.4)%
(200,000)	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.250%, 3/15/2025[2,4]	(190,750)
(85,000)	Horizon Pharma, Inc. / Horizon Pharma USA, Inc. 8.750%, 11/1/2024[2,4]	(86,700)
(115,000)	Immucor, Inc. 11.125%, 8/15/2019[2]	(108,675)
(200,000)	Mallinckrodt International Finance S.A. 4.750%, 4/15/2023[3]	(175,250)
(200,000)	Select Medical Corp. 6.375%, 6/1/2021[2]	(199,688)
		(761,063)

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Principal Amount		Value

	SECURITIES SOLD SHORT (Continued)
	BONDS (Continued)
	CORPORATE (Continued)
	ENERGY – (8.3)%
$(400,000)	Carrizo Oil & Gas, Inc. 7.500%, 9/15/2020[2]	$(415,127)
(200,000)	Clayton Williams Energy, Inc. 7.750%, 4/1/2019[2]	(200,500)
(400,000)	Parsley Energy LLC / Parsley Finance Corp. 7.500%, 2/15/2022[2,4]	(427,000)
(400,000)	SM Energy Co. 6.500%, 11/15/2021[2]	(406,500)
		(1,449,127)
	INDUSTRIAL – (0.6)%
(100,000)	TransDigm, Inc. 6.375%, 6/15/2026[2,4]	(102,938)

	TECHNOLOGY – (4.3)%
(270,000)	Boxer Parent Co., Inc. 9.000%, 10/15/2019[2,4]	(248,400)
(275,000)	First Data Corp. 7.000%, 12/1/2023[2,4]	(289,781)
(200,000)	Infor Software Parent LLC / Infor Software Parent, Inc. 7.125%, 5/1/2021[2,4]	(203,938)
		(742,119)
	TOTAL CORPORATE (Proceeds $4,568,185)	(4,736,798)

	TOTAL BONDS (Proceeds $4,568,185)	(4,736,798)

	TOTAL SECURITIES SOLD SHORT (Proceeds $4,568,185)	$(4,736,798)

Number of Contracts

WRITTEN OPTIONS CONTRACTS – 0.0%
PUT OPTIONS – 0.0%
EQUITY – 0.0%
Freeport-McMoRan, Inc.
(440)	Exercise Price: $1.00, Expiration Date: January 20, 2017	—

	TOTAL PUT OPTIONS (Proceeds $9,221)	—

	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $9,221)	$—

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

[1]	Variable, floating or step rate security.
[2]	Callable.
[3]	Foreign security denominated in U.S. Dollars.
[4]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The absolute value of these securities is $7,554,461.

[5]	Security is in default.
[6]	The rate is the annualized seven-day yield at period end.
[7]	All or a portion of this security is segregated as collateral for securities sold short.

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

SWAP CONTRACTS
CREDIT DEFAULT SWAP CONTRACTS

Counterparty/ Reference Entity	Pay/(a) Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
J.P. Morgan
American Axle &
Manufacturing Holdings, Inc.	Pay	5.00%	12/20/21	$600,000	$(64,036)	$265
Deutsche Bank AG	Receive	1.00%	12/20/18	€200,000	(21,148)	7,074
Ford Motor Co.	Pay	5.00%	12/20/21	$400,000	(59,988)	(4,609)
General Motors Co.	Pay	5.00%	12/20/21	400,000	(57,196)	(6,546)
United States Steel Corp.	Pay	5.00%	12/20/21	200,000	32,500	(5,514)
TOTAL CREDIT DEFAULT SWAP CONTRACTS					$(169,868)	$(9,330)

TOTAL RETURN SWAP CONTRACTS

Counterparty/ Reference Entity	Notional Amount(b)	Pay/Receive Total Return Reference Entity	Financing Rate	Termination Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
The Bank of Nova Scotia
Loan Funding I, Ltd. - OTC(c)	$3,255,553	Receive	1-Month USD-LIBOR-ICE + 1.15%	7/17/17	$-	$26,717
TOTAL TOTAL RETURN SWAP CONTRACTS					$-	$26,717

(a)
If Palmer Square Long/Short Credit Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If Palmer Square Long/Short Credit Fund is receiving a fixed rate, Palmer Square Long/Short Credit Fund acts as guarantor of the variable instrument.

(b)	The notional amount of a total return swap contract is the reference amount pursuant to which the counterparties make payments and is not a measure of the maximum risk of loss.
(c)	Loan Funding I, Ltd. consists of a portfolio of BBB to B- rated bank loans.

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value At Trade Date	Value At October 31, 2016	Unrealized Appreciation (Depreciation)
(4)	2-Year U.S. Treasury Note (CBT)	December 2016	$(873,926)	$(872,562)	$1,364
(5)	5-Year U.S. Treasury Note (CBT)	December 2016	(603,150)	(603,985)	(835)
TOTAL FUTURES CONTRACTS			$(1,477,076)	$(1,476,547)	$529

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Sector	Percent of Total Net Assets
Bank Loans	8.6%
Bonds
Asset-Backed Securities	38.2%
Corporate	30.0%
Total Bonds	68.2%
Common Stocks
Financial	0.2%
Total Common Stocks	0.2%
Purchased Options Contracts
Put Options	0.6%
Total Purchased Options Contracts	0.6%
Short-Term Investments	4.3%
Total Investments	81.9%
Other Assets in Excess of Liabilities	18.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2016

Assets:
Investments, at value (cost $13,871,062)	$14,129,677
Purchased options contracts, at value (cost $136,717)	108,164
Total investments, at value (cost $14,007,779)	14,237,841
Foreign currency, at value (cost $21,077)	20,596
Cash	3,384,655
Cash held by broker	5,046,840
Receivables:
Investment securities sold	302,222
Fund shares sold	3,597
Premiums paid on open swap contracts	32,500
Unrealized appreciation on open swap contracts	34,056
Unrealized appreciation on open futures contracts	1,364
Interest	152,094
Due from Advisor	717
Prepaid expenses	18,123
Other assets	26
Total assets	23,234,631

Liabilities:
Securities sold short, at value (proceeds $4,568,185)	4,736,798
Written options contracts, at value (proceeds $9,221)	−
Payables:
Investment securities purchased	766,923
Premiums received on open swap contracts	202,368
Unrealized depreciation on open swap contracts	16,669
Unrealized depreciation on open futures contracts	835
Shareholder servicing fees (Note 6)	2,620
Distribution fees (Note 7)	21
Interest on securities sold short	70,855
Auditing fees	19,224
Fund accounting fees	9,582
Transfer agent fees and expenses	6,211
Broker fees	3,061
Fund administration fees	1,957
Chief Compliance Officer fees	1,092
Custody fees	552
Trustees' fees and expenses	215
Accrued other expenses	3,733
Total liabilities	5,842,716

Net Assets	$17,391,915

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of October 31, 2016

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$18,900,486
Accumulated net investment income	31,536
Accumulated net realized loss on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, swap contracts,
swaptions contracts and foreign currency transactions	(1,628,212)
Net unrealized appreciation (depreciation) on:
Investments	258,615
Purchased options contracts	(28,553)
Securities sold short	(168,613)
Written options contracts	9,221
Swap contracts	17,387
Futures contracts	529
Foreign currency translations	(481)
Net Assets	$17,391,915

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$17,239,277
Shares of beneficial interest issued and outstanding	937,327
Offering and redemption price per share	$18.39

Class A Shares:
Net assets applicable to shares outstanding	$152,638
Shares of beneficial interest issued and outstanding	8,255
Redemption price*	18.49
Maximum sales charge (5.75% of offering price)**	1.13
Maximum offering price to public	$19.62

*
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 12 months of the date of purchase. Based on unrounded net assets and shares outstanding.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2016

Investment Income:
Interest	$1,101,946
Dividends	2,451
Total investment income	1,104,397

Expenses:
Interest on securities sold short	306,234
Advisory fees	176,015
Fund accounting fees	61,220
Registration fees	40,011
Fund administration fees	36,504
Transfer agent fees and expenses	35,214
Legal fees	33,375
Brokerage expense	29,895
Auditing fees	19,325
Custody fees	7,621
Trustees' fees and expenses	6,487
Chief Compliance Officer fees	5,453
Shareholder reporting fees	4,997
Shareholder servicing fees (Note 6)	4,086
Miscellaneous	2,640
Offering costs	1,898
Interest expense (Note 12)	1,639
Insurance fees	1,297
Distribution fees (Note 7)	26
Total expenses	773,937
Advisory fees waived	(169,555)
Fees paid indirectly (Note 3)	(2,564)
Net expenses	601,818
Net investment income	502,579

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Securities Sold Short,
Futures Contracts, Written Options Contracts, Swap Contracts, Swaptions Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	(1,354,256)
Purchased options contracts	(178,654)
Securities sold short	334,572
Futures contracts	(7,278)
Written options contracts	9,523
Swap contracts	(5,080)
Swaptions contracts	(84,320)
Net realized loss	(1,285,493)
Net change in unrealized appreciation/depreciation on:
Investments	1,464,283
Purchased options contracts	(8,691)
Securities sold short	(215,188)
Futures contracts	529
Written options contracts	(1,220)
Swap contracts	37,814
Swaptions contracts	3,249
Foreign currency translations	(481)
Net change in unrealized appreciation/depreciation	1,280,295
Net realized and unrealized loss on investments, purchased options contracts, securities sold short, futures contracts
written options contracts, swap contracts, swaptions contracts and foreign currency	(5,198)

Net Increase in Net Assets from Operations	$497,381

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	For the	November 28, 2014*
	Year Ended	through
	October 31, 2016	October 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$502,579	$253,487
Net realized loss on investments, purchased options contracts, futures contracts, written options contracts, swap contracts,
securities sold short, swaptions contracts and foreign currency transactions	(1,285,493)	(327,091)
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short, futures contracts,
written options contracts, swap contracts, swaptions contacts and foreign currency	1,280,295	(1,192,190)
Net increase (decrease) in net assets resulting from operations	497,381	(1,265,794)

Distributions to Shareholders:
From net investment income:
Class I	(593,252)	(166,909)
Class A	(59)	(20)
Total distributions to shareholders	(593,311)	(166,929)

Capital Transactions:
Net proceeds from shares sold:
Class I	3,190,022	28,489,106
Class A	150,000	2,500
Reinvestment of distributions:
Class I	549,031	166,909
Class A	59	20
Cost of shares redeemed:
Class I	(6,885,370)	(6,747,558)
Net increase (decrease) in net assets from capital transactions	(2,996,258)	21,910,977

Net increase from payments by affiliates (Note 3)	5,849	−

Total increase (decrease) in net assets	(3,086,339)	20,478,254

Net Assets:
Beginning of period	20,478,254	−
End of period	$17,391,915	$20,478,254

Accumulated net investment income	$31,536	$90,684

Capital Share Transactions:
Shares sold:
Class I	180,471	1,449,360
Class A	8,126	125
Shares reinvested:
Class I	30,894	8,608
Class A	3	1
Shares redeemed:
Class I	(390,637)	(341,369)

Net increase (decrease) in capital share transactions	(171,143)	1,116,725

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

		For the Period
	For the	November 28, 2014*
	Year Ended	through
	October 31, 2016	October 31, 2015

Net asset value, beginning of period	$18.34	$20.00
Income from Investment Operations:
Net investment income[1]	0.51	0.32
Net realized and unrealized income (loss) on investments	0.13	(1.77)
Total from investment operations	0.64	(1.45)

Less Distributions:
From net investment income	(0.60)	(0.21)
Total distributions	(0.60)	(0.21)

Net increase from payments by affiliates (Note 3)	0.01	−

Net asset value, end of period	$18.39	$18.34

Total return[2]	3.72%	(7.33)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,239	$20,476

Ratio of expenses to average net assets (including brokerage expense, interest expense and interest on securities sold short):
Before fees waived and expenses absorbed	4.38%	4.82%	[4]
After fees waived and expenses absorbed	3.42%	3.68%	[4]
Ratio of expenses to average net assets (excluding brokerage expense, interest expense and interest on securities sold short):
After fees waived and expenses absorbed	1.50%	1.50%	[4]
Ratio of net investment income to average net assets (including brokerage expense, interest expense and interest on securities sold short):
After fees waived and expenses absorbed	2.85%	1.75%	[4]

Portfolio turnover rate	243%	165%	[3,5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.
[5]
Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

		For the Period
	For the	November 28, 2014*
	Year Ended	through
	October 31, 2016	October 31, 2015

Net asset value, beginning of period	$18.34	$20.00
Income from Investment Operations:
Net investment income[1]	0.48	0.27
Net realized and unrealized income (loss) on investments	0.12	(1.77)
Total from investment operations	0.60	(1.50)

Less Distributions:
From net investment income	(0.46)	(0.16)
Total distributions	(0.46)	(0.16)

Net increase from payments by affiliates (Note 3)	0.01	−

Net asset value, end of period	$18.49	$18.34

Total return[2]	3.45%	(7.56)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$153	$2

Ratio of expenses to average net assets (including brokerage expense, interest expense and interest on securities sold short):
Before fees waived and expenses absorbed	4.63%	5.07%	[4]
After fees waived and expenses absorbed	3.67%	3.93%	[4]
Ratio of expenses to average net assets (excluding brokerage expense, interest expense and interest on securities sold short):
After fees waived and expenses absorbed	1.75%	1.75%	[4]
Ratio of net investment income to average net assets (including brokerage expense, interest expense and interest on securities sold short):
After fees waived and expenses absorbed	2.60%	1.50%	[4]

Portfolio turnover rate	243%	165%	[3,5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of Class A shares made within one year of purchase. If the sales load or CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.
[5]
Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.

See accompanying Notes to Financial Statements.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2016

Note 1 – Organization
Palmer Square Long/Short Credit Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek absolute (positive) total returns over a complete market cycle. The Fund commenced investment operations on November 28, 2014, with two classes of shares, Class I and Class A.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the mean between the bid and official quotations at the close of the NYSE. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(d) Options Contracts
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

Transactions in written options contracts for the year ended October 31, 2016 were as follows:

	Number of Contracts	Premium Amount
Outstanding at October 31, 2015	210	$16,909
Options written	635	19,717
Options closed	(194)	(14,356)
Options expired	(211)	(13,049)
Options exercised	-	-
Outstanding at October 31, 2016	440	$9,221

Transactions in written swaptions contracts for the year ended October 31, 2016 were as follows:

	Notional Value of Contracts	Premium Amount
Outstanding at October 31, 2015	625,000	$2,462
Options written	300,000	2,070
Options closed	-	-
Options expired	(925,000)	(4,532)
Options exercised	-	-
Outstanding at October 31, 2016	-	$-

(e) Total Return Swap Contracts
The Fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and to manage exposure to specific sectors or industries and to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(f) Credit Default Swap Contracts
The Fund may enter into credit default swap agreements to hedge credit and market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the Fund, as the protection seller, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset on the Fund’s books. Periodic payments received or paid by the Fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

(g) Swaptions Contracts
An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

(h) Futures Contracts
The Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

(i) Counterparty Risks
The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

(j) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, futures contracts, or swap contracts, the Fund may be required to maintain collateral in various forms. At October 31, 2016, such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of short sales, options contracts, futures contracts or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At October 31, 2016, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

The Fund incurred offering costs of approximately $24,112, which were amortized over a one-year period from November 28, 2014 (commencement of operations).

(k) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period November 28, 2014 (commencement of operations) through October 31, 2015 and as of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual fund operating expenses (excluding, as applicable, any acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.75% of the average daily net assets of the Fund's Class I shares and Class A shares, respectively. This agreement is effective until February 28, 2017, and may be terminated before that date only by the Trust’s Board of Trustees.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

For the year ended October 31, 2016, the Advisor waived its advisory fees totaling $169,555. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which the expenses were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At October 31, 2016, the amount of these potentially recoverable expenses was $334,622. The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below:

2018	$165,067
2019	169,555
Total	$334,622

The Advisor reimbursed the Fund $5,849 for losses from a security valuation and a trade error. This amount is reported on the Fund’s Statements of Changes in Net Assets under the caption “Net increase from payments by affiliates.” This reimbursement had no impact to the Fund’s total return.

IMST Distributors, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the fund’s custodian.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended October 31, 2016, the total fees reduced by earning credits were $2,564. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended October 31, 2016, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2016, are reported on the Statement of Operations.

At October 31, 2016, Palmer Square Income Plus Fund, which is also managed by the Advisor, held 66.51% of the outstanding shares of the Fund.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

Note 4 – Federal Income Taxes
At October 31, 2016, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$14,028,608

Gross unrealized appreciation	$401,340
Gross unrealized depreciation	(192,107)
Net unrealized appreciation on investments	$209,233

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 78	$ 31,584	$ (31,662)

As of October 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$48,923
Undistributed long-term capital gains	-
Accumulated earnings	48,923

Accumulated capital and other losses	(1,606,854)
Unrealized depreciation on securities sold short, swap contracts, futures contracts and foreign currency	(159,873)
Net unrealized appreciation on investments	209,233
Total accumulated deficit	$(1,508,571)

The tax character of the distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$593,311	$166,929
Net long-term capital gains	-	-
Total taxable distributions	593,311	166,929
Total distributions paid	$593,311	$166,929

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

As of October 31, 2016, the Fund had a short-term capital loss carryover of $1,126,776 and a long-term capital loss carryforward of $480,078. To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Investment Transactions
For the year ended October 31, 2016, purchases and sales of investments, excluding short-term investments, futures contracts, options contracts, swap contracts and swaptions contracts were $28,398,159 and $28,913,097, respectively. Proceeds from securities sold short and short securities covered were $12,589,368 and $15,175,045, respectively, for the same period.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended October 31, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended October 31, 2016, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2016, in valuing the Fund’s assets carried at fair value:

Assets	Level 1	Level 2	Level 3*	Total
Bank Loans	$-	$1,489,186	$-	$1,489,186
Bonds**	-	11,858,491	-	11,858,491
Common Stock**	38,665	-	-	38,665
Purchased Options Contracts	85,915	22,249	-	108,164
Short-Term Investments	743,335	-	-	743,335
Total Investments	867,915	13,369,926	-	14,237,841
Other Financial Instruments***
Total Return Swap Contracts	-	26,717	-	26,717
Credit Default Swap Contracts	-	7,339	-	7,339
Futures Contracts	1,364	-	-	1,364
Total Assets	$869,279	$13,403,982	$-	$14,273,261

Liabilities
Securities Sold Short
Bonds**	$-	$4,736,798	$-	$4,736,798
Written Options Contracts	-	-	-	-
Other Financial Instruments***
Credit Default Swap Contracts	-	16,669	-	16,669
Futures Contracts	835	-	-	835
Total Liabilities	$835	$4,753,467	$-	$4,754,302

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

*	The Fund did not hold any Level 3 securities at period end.
**
All bonds held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

***
Other financial instruments are derivative instruments, such as swap contracts, swaptions contracts and futures contracts. Swap contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of October 31, 2016 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Assets
Purchased options contracts, at value	$-	$-	$108,164	$-	$108,164
Unrealized appreciation on open swap contracts	-	7,339	-	26,717	34,056
Unrealized appreciation on open futures contracts	-	-	-	1,364	1,364
	$-	$7,339	$108,164	$28,081	$143,584

Liabilities
Written options contracts, at value	$-	$-	$-	$-	$-
Unrealized depreciation on open swap contracts	-	16,669	-	-	16,669
Unrealized depreciation on open futures contracts	-	-	-	835	835
	$-	$16,669	$-	$835	$17,504

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2016 are as follows:

	Derivatives not designated as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Rate Contracts	Volatility Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$(16,898)	$-	$(141,750)	$(18,382)	$(1,624)	$(178,654)
Futures contracts	-	-	-	(7,278)	-	(7,278)
Written options contracts	-	-	6,081	2,711	731	9,523
Swap contracts	-	(17,555)	-	12,475	-	(5,080)
Swaptions contracts	-	(84,320)	-	-	-	(84,320)
	$(16,898)	$(101,875)	$(135,669)	$(10,474)	$(893)	$(265,809)

Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$4,037	$-	$(20,151)	$7,423	$-	$(8,691)
Futures contracts	-	-	-	529	-	529
Written options contracts	-	-	1,688	(2,908)	-	(1,220)
Swap contracts	-	(6,446)	-	44,260	-	37,814
Swaptions contracts	-	3,249	-	-	-	3,249
	$4,037	$(3,197)	$(18,463)	$49,304	$-	$31,681

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of October 31, 2016 are as follows:

Derivatives not designated as hedging instruments
Commodity contracts	Purchased options contracts	Number of contracts	5
Credit contracts	Swap contracts	Notional amount	$763,000
	Swaptions contracts	Notional amount	$600,000
Equity contracts	Purchased options contracts	Number of contracts	1,477
	Written options contracts	Number of contracts	(387)
Interest rate contracts	Purchased options contracts	Number of contracts	99
	Written options contracts	Number of contracts	(29)
	Swap contracts	Notional amount	$2,968,726
	Futures contracts	Number of contracts	(2)
Volatility Contracts	Purchased options contracts	Number of contracts	2
	Written options contracts	Number of contracts	(2)

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

Note 11 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with ISDA which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open swap contracts – asset receivable	J.P. Morgan	$7,339	(7,339)	$-	$-
Unrealized appreciation on open swap contracts – asset receivable	The Bank of Nova Scotia	26,717	-	-	26,717
Unrealized appreciation on open futures contracts – asset receivable	Wells Fargo	1,364	(835)	-	529
Unrealized depreciation on open swap contracts – liability payable	J.P. Morgan	16,669	(7,339)	(9,330)	-
Unrealized depreciation on open futures contracts – liability payable	Wells Fargo	835	(835)	-	-

*
Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

**
Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 – Line of Credit
The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted subject to the Funds’ investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. Interest expense for the year ended October 31, 2016 is disclosed in the Statement of Operations. The Fund did not borrow under the line of credit agreement during the year ended October 31, 2016.

Note 13 – Recently Issued Accounting Pronouncements
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 14 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 22, 2016, to shareholders of record on December 21, 2016 as follows:

	Long Term Capital Gain	Short Term Capital Gain	Income
Class A Shares:	$0.0000	$0.0000	$0.0710
Class I Shares:	0.0000	0.0000	0.0807

On December 29, 2016, the Board of Trustees has approved a Plan of Liquidation for the Fund, which authorized the termination, liquidation and dissolution of the Fund. In order to perform such liquidation, effective immediately the Fund is closed to all new investment.

The Fund will be liquidated on or about February 15, 2017 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

Palmer Square Long/Short Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Palmer Square Long/Short Credit Fund

We have audited the accompanying statement of assets and liabilities of the Palmer Square Long/Short Credit Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period November 28, 2014 (commencement of operations) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Palmer Square Long/Short Credit Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period November 28, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2016

Palmer Square Long/Short Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	80	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	80	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Chairman, NICSA, an investment management trade association (1993-1996).	80	None.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	80	Investment Managers Series Trust II, a registered investment company. (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	80	Investment Managers Series Trust II, a registered investment company. (includes 12 portfolios).

Palmer Square Long/Short Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill ᵃ (born 1963) Chief Executive Officer and President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since December 2007
Co-Chief Executive Officer 2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).
			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel (2010 – 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Palmer Square Long/Short Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on June 7-9, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Palmer Square Capital Management, LLC (the “Investment Advisor”) with respect to the Palmer Square Long/Short Credit Fund series of the Trust (the “Fund”) for an additional one-year term. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Long-Short Credit fund universe (the “Fund Universe”) for the one-year period ended March 31, 2016; and reports comparing the investment advisory fees and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the total return for the one-year period was below the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index return by 10.01%, and below the Fund Universe and Peer Group median returns by 5.81% and 4.02%, respectively. The Trustees considered the Investment Advisor’s belief that the Peer Group is not comprised of those mutual funds most comparable to the Fund and that for the one-year and since inception periods, the Fund’s returns were higher than those of two of the three funds identified by the Investment Advisor as most comparable to the Fund. The Trustees also noted that the Investment Advisor does not manage to a benchmark and therefore material dispersion from the Fund’s benchmark may occur.

The Board noted its familiarity with the Investment Advisor as the investment advisor of three other series of the Trust, and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Palmer Square Long/Short Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Fund, the meeting materials indicated that the investment advisory fee (gross of fee waivers) was the same as the Peer Group and Fund Universe medians. The Board noted that the Fund’s advisory fee was within the range of advisory fees charged by the Investment Advisor to other client accounts with similar objectives and policies as the Fund. The Board also noted that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor, with the exception of a fund that directly pays a sub-advisory fee in addition to its advisory fee.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.14% and 0.18%, respectively. The Board noted that the total expenses of the Fund were lower than the total expenses of one of the three funds identified by the Investment Advisor as true long/short credit funds and therefore most comparable to the Fund. The Board also noted that the Fund’s average net assets were significantly smaller than the average net assets of funds in the Peer Group and Fund Universe.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended March 31, 2016, noting that the Investment Advisor had waived a significant portion of its advisory fee and did not realize a profit. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than its receipt of investment advisory fees), including research received from broker-dealers providing execution services to the Fund, beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although the Fund has no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved such renewal of the Advisory Agreement.

Palmer Square Long/Short Credit Fund
EXPENSE EXAMPLE
For the Periods Ended April 30, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/16	Expenses Paid During Period* 5/1/16 – 10/31/16
Class I
Actual Performance	$ 1,000.00	$ 1,050.50	$ 17.05
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,008.50	$ 16.70

Class A
Actual Performance	$ 1,000.00	$ 1,049.30	$ 18.33
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,007.25	$ 17.95

*
Expenses are equal to the Fund’s annualized expense ratio of 3.31% and 3.56% for Class I and Class A, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Palmer Square Long/Short Credit Fund
A series of Investment Managers Series Trust

Investment Advisor
Palmer Square Capital Management LLC
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Long/Short Credit Fund – Class I	PCHIX	46141Q 808
Palmer Square Long/Short Credit Fund – Class A	PCHAX	46141Q 709

Privacy Principles of the Palmer Square Long/Short Credit Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Long/Short Credit Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Palmer Square Long/Short Credit Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$18,200	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2016	FYE 10/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed, November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/9/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/9/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/9/2017